                                                                    Exhibit 10-6

                                 LEASE AGREEMENT
                                 ---------------

         THIS LEASE AGREEMENT, made this _____ day of September, 2001, by and between VAN WYK ENTERPRISES, INC., a West Virginia corporation, party of the first part, hereinafter called the "Lessor", and CENTRA BANK, INC., a West Virginia corporation, party of the second part, hereinafter called the "Lessee".

         NOW THEREFORE WITNESSETH: That for and in consideration of the first lease year annual base rental sum of NINETY-NINE THOUSAND EIGHT HUNDRED FORTY AND 00/100 DOLLARS ($99,840.00) to be paid by the Lessee to the Lessor as hereinafter set forth, and the other rental and covenants and agreements hereinafter contained, the said Lessor does hereby lease and demise unto the Lessee, who hereby rents and hires the same, for the term hereinafter specified, that certain office space containing 6,656 square feet located on the first floor of the Foxcroft Condominium Office Building (the "Building"), at 300 Foxcroft Avenue, Martinsburg, West Virginia, and designated as Suite 101 (which includes the areas outlined in green on Exhibit "A" hereto attached and made a part hereof), all of which is hereinafter referred to as "Leased Premises", together with certain common appurtenances, including the right to use in common with others the lobby, public entrances, public stairways, public parking, public elevator and other public portions of the Building and appurtenant grounds:

         UPON, HOWEVER, THE FOLLOWING TERMS AND CONDITIONS:

         1. ADDITIONS AND IMPROVEMENT:

            (a) Lessor acknowledges that Lessee intends to make certain tenant improvements and internal changes to the existing floor plan in order to permit the Leased Premises to be functionally used for active banking purposes including a lobby and teller facilities, a bank vault and if reasonably possible the installation of new doors to the exterior through the north wall of the present conference room, the plans and specifications for which must be mutually agreed to by Lessor and Lessee and in the event the Lessor and Lessee are unable to mutually agree in writing to the plans and specifications for the Lessee improvements and changes within thirty (30) days from date, either party to this Lease shall have the absolute right to terminate this Lease by notifying the other party in writing of such termination.

            (b) It is understood and agreed that the additions and alterations, if any, placed in the Leased Premises by the Lessee for the purposes of completing the same shall, except as hereinafter provided, become a part of the real estate and the property of the Lessor and shall not be removed by the Lessee; provided, however, nothing in this lease shall prevent the Lessee from removing temporary fixtures and other unattached personal property placed in the Building by the Lessee. Any vault installed by the Lessee shall, at Lessee's expense, be removed by the Lessee at the end of the Lease. Additionally and if the Lessee installs doors to the exterior through the north wall of the present conference room, Lessee, upon the termination of this Lease, shall upon the request of the Lessor, either restore the north wall of the present conference room to the same condition as it exists upon the date of this Lease or pay the Lessor the reasonable costs of such restoration. Changes and alterations to the Building made by the Lessee and not performed by the Lessor shall be made subject to the following conditions:

                (i) No change or alteration shall at any time be made which shall impair the structural soundness or diminish the value of the Building and the Leased Premises.

                (ii) No change or alteration shall be made without the prior written consent of the Lessor, which consent shall not be unreasonably withheld, provided, however, the Lessee may, at Lessee's expense, make such interior changes, alterations, additions or improvements to the Leased Premises as will, in the judgment of the Lessee, better adapt the same for Lessee's needs, provided that Lessee must obtain Lessor's prior written consent for any structural alterations and any HVAC changes, alterations or additions that can affect other units or the common areas in the Building, which consent shall not be unreasonably withheld or delayed.

                (iii) Before commencing any change or alteration, the Lessee shall procure and deliver to the Lessor written evidence that the Lessee has procured and paid for all required municipal and other governmental permits and authorizations of the various governmental subdivisions having jurisdiction.

                (iv) All work done in connection with any change or addition shall be done in a good and workmanlike manner and in compliance with the building and zoning laws, and with all other laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments and the appropriate departments, commissions, boards and offices thereof, and in accordance with the orders, rules and regulations of the state fire marshall's office or the board of fire underwriters or any other body now or hereafter constituted exercising similar functions and the Lessee shall procure certificates of occupancy and other certificates if required by law.

                (v) At all times when any change or alteration is in progress, there shall be maintained, at the Lessee's expense, worker's compensation insurance in accordance with law covering all persons employed in connection with the change or alteration, and general liability insurance for the mutual benefit of the Lessee and the Lessor expressly covering the additional hazards due to the change or alteration.

                (vi) Before the commencement of any such work, the Lessee shall provide the Lessor with written evidence that the Lessee is capable of and has made arrangements for funds sufficient in amount to cover the entire cost of such alterations and improvements.

                (vii) For all improvements made and performed at the expense of the Lessee, whether performed by the Lessor or not, the Lessee shall pay the amount of any increase in premiums of fire and other casualty insurance policies carried by the Lessor and/or the Condominium Association on account of endorsements to be made thereon covering the risks during the course of such work and for covering such risks of the increased value after the completion of such work which is required and necessitated by the improvements and betterments being made by the Lessee.

                (viii) All work done in connection with any change or addition shall be done at such times and in such a manner that the activity does not materially or adversely affect any other lessee in the Building or result in any actual or constructive eviction of any other lessee in the Building.

         2. TERM:

            (a) INITIAL TERM: The term of this lease shall be ten (10) years, beginning on the 1st day of October, 2001, being hereinafter called the Commencement Date of this lease, and ending ten (10) years after the Commencement Date of this Lease, to-wit: September 30, 2011.

            (b) RENEWAL TERMS: If the Lessee shall have kept and performed each and all of its covenants and conditions, it shall have the right to extend this Lease for five (5) additional terms of five (5) years each, with each of said extension term to commence immediately upon the expiration of the initial term hereof or upon the expiration of the immediately preceding extension term; PROVIDED, that at least six (6) months prior to the expiration of the initial term or the existing renewal term, whichever is applicable, the Lessee notifies the Lessor, in writing, of its election to renew and extend this Lease. All of the covenants, conditions and agreements herein agreed to be kept and performed by Lessee and Lessor shall continue throughout any such extension term except the base rental shall change as hereinafter provided. Anything contained in this Lease to the contrary notwithstanding, the Lessee shall have no right to extend this Lease (i) if the Lessee is in default hereunder at the time of commencement of any extension term, (ii) if the Lessee is in default hereunder at the time of the termination of the prior term, or (iii) after termination of this Lease.

                  (c) The CPI provision contained in paragraph 3(b) of this Lease shall continue in effect through any one or more extension terms and the rental for any extension term shall be determined and adjusted thereunder upon the base rent in effect for the preceding Lease Year.

         3. RENT:

         (a) For the occupancy and use of the real estate hereinabove described, the Lessee agrees to pay the Lessor base rent during the term hereof as hereinafter provided. For purposes of this lease the term, "Lease Year" shall mean each consecutive twelve-month period following the Commencement Date (as hereinbefore defined). The base rental for the first Lease Year shall be NINETY-NINE THOUSAND EIGHT HUNDRED FORTY AND 00/100 DOLLARS ($99,840.00) and shall be payable in twelve (12) equal monthly installments of EIGHT THOUSAND THREE HUNDRED TWENTY AND 00/100 DOLLARS ($8,320.00) per month with the first such monthly installment becoming due and payable on or before the first day of the Commencement Date if that date is the first day of the month, and, if not, then on or before the first calendar month following the Commencement Date of this lease, together with the pro rata rental hereinbefore provided for between the Commencement Date and the first (1st) day of the first calendar month following the Commencement Date, and a like installment becoming due and payable on or before the first day of each month thereafter until the full rental sum as hereinbefore set forth shall have been paid in full. All payments of rent shall be made by the Lessee to the Lessor without notice or demand, at such place in the United States of America as the Lessor may from time to time designate in writing. For the present, the Lessor designates Van Wyk Enterprises, Inc., Suite 300, 300 Foxcroft Avenue, Martinsburg, West Virginia, 25401, as the place of making of the payments of rent. All rents shall be payable in current legal tender of the United States of America as the same is then, by law, constituted. The extension of time for the payment of any installment of rent, or the acceptance by the Lessor of any money other than the kind herein specified shall not be a waiver of the rights of the Lessor to insist on having all other payments of rent made in the manner and at the time herein specified.

         (b) Commencing and effective during the second Lease Year and each Lease Year thereafter during the initial term hereof and any extension term, the base rent in effect for the preceding Lease Year shall be adjusted by an amount equal to the percentage of change in the Consumer Price Index now published monthly by the Bureau of Labor Statistics of the United States Department of Labor (the "Index"), determined by dividing the Index for the last month of the immediately preceding Lease Year (numerator) by the Index for the same month of the immediately preceding year (denominator). In no event shall the base rent be adjusted to an amount less than the base rent applicable during the first Lease Year. The adjusted annual base rent shall be payable in twelve (12) equal monthly installments. The Consumer Price Index shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers - Revised (1967-100) National Index, published by the Bureau of Labor Statistics of the United States Department of Labor, provided, however, that if the Bureau does not publish the same, then as published by Prentice-Hall, Inc., the Bureau of National Affairs, Commerce Clearing House or any other nationally recognized publisher of similar statistical information, as selected by the Lessor.

         (c) It is the intention of the Lessor and the Lessee that the rent herein specified shall be net to the Lessor during the entire term of this lease, that all costs, expenses, and obligations of every kind relating to the leased property (except as otherwise specifically provided in this lease) which may arise or become due during the term of this lease, shall be paid by the Lessee, and the Lessor shall be indemnified by the Lessee against such costs, expenses and obligations. The Lessee shall, however, be under no obligation to pay, to the Lessor or any other person, interest on any mortgage on the fee of the leased property, any franchise or income tax payable by the Lessor, or any gift inheritance, transfer, estate or succession tax by reason of any present or future law which may be enacted during the term of this lease. The base rent shall be paid to the Lessor without notice or demand and without abatement, deduction, or set-off (except as otherwise specifically provided in this lease). The base rent shall be paid in equal monthly installments in advance on the 1st day of each calendar month during the term of this lease.

         4. ADDITIONAL RENT:

         (a) All taxes, charges, premiums, costs and expenses which the Lessee is required to pay hereunder, together with all interest penalties that may accrue thereon in the event of the Lessee's failure to pay such amounts and all damages, costs, and expenses which the Lessor may incur by reason of any default of the Lessee or failure on the Lessee's part to comply with the terms of this lease, shall be deemed to be additional rent and, in the event of nonpayment by the Lessee, the Lessor shall have all the rights and remedies with respect thereto as the Lessor has for the nonpayment of the base rent. The Lessor upon receipt of any such bills, statements or charges shall deliver them promptly to the Lessee.

         (b) The Lessee shall pay as additional rent, before any fine, penalty, interest, or costs may be added thereto for the nonpayment thereof Lessee's proportionate share of all real estate taxes, fire fees, Foxcroft Condominium Office Building maintenance fees, assessments, Lessor Operating Costs, insurance premiums, and other governmental levies and charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind, which are assessed or imposed against the Lessor and paid or payable with respect to or allocable to Foxcroft Condominium Office Building during the term of this lease. Any additional rent which shall become due and payable by Lessee to Lessor shall be payable, unless otherwise provided herein, with the next regularly due monthly installment of base rent. Lessees proportionate share of all such expenses that are to be paid by the Lessee as additional rent shall be computed by multiplying the amount of all such Lessor expenses by a fraction, the numerator of which shall be Lessee's leased floor area and the denominator of which shall be Lessor's aggregate amount of owned square feet of leasable floor area in Foxcroft Condominium Office Building.

         (c) Nothing contained in this lease shall require the Lessee to pay any franchise, corporate, state, inheritance, succession, capital levy, or transfer tax of the Lessor or any income, profits, or revenue tax, or any other tax, assessment, charge or levy upon the rent payable by the Lessee under this lease.

         (d) In each lease year Lessee will pay Lessor, as additional rent, Lessee's proportionate share of all of Lessor's Operating Costs as herein set forth. Such Operating Costs shall be paid by Lessee within thirty (30) days after receipt of any invoice therefor from Lessor. Failure of Lessor to provide such statement within a reasonable time shall not relieve Lessee of its obligations hereunder. At Lessor's option, Operating Costs shall be paid by Lessee in monthly installments in such amounts as are estimated and billed by Lessor at the beginning of each twelve (12) month period commencing and ending on dates designated by Lessor, each installment being due on the first day of each calendar month. At any time during each twelve (12) month period, Lessor may re-estimate Lessee's Operating Costs and adjust Lessee's monthly installments payable thereafter during such twelve (12) month period to reflect more accurately Lessor's Operating Costs. Within one hundred twenty (120) days (or such additional time thereafter as is reasonable under the circumstances), after the end of such twelve (12) month period, the monthly installments paid or payable shall be adjusted between Lessor and Lessee in accordance with Lessor's Operating Costs, and Lessee shall pay Lessor or Lessor shall credit Lessee's account or (if such adjustment is at the end of the term) pay Lessee, as the case may be, within thirty (30) days of receipt of a statement from Lessor to Lessee, such amounts as may be necessary to effect adjustment to the agreed share, Failure of Lessor to provide such statement within the time prescribed shall not relieve Lessee of its obligations hereunder.

         (e) The term "Lessor's Operating Costs" means the costs and expenses incurred by the Lessor in operating and maintaining the Lessor's aggregate owned leasable floor area in Foxcroft Condominium Office Building ("the Premises") pursuant to this Lease and providing the Lessor services, such as, but not limited to, insurance, repairs and maintenance pursuant to this Lease, including, without limitation, all costs and expenses of operating, maintaining, repairing, lighting, signing, cleaning, painting, striping, policing, and security of the Premises (including cost of uniforms, equipment and employment taxes); all utility charges incurred by Lessor with respect to the Premises including utility charges incurred by Lessor with respect to the Premises and other lessee spaces; alarm systems; insurance, including, without limitation, liability insurance for personal injury, death and property damage, insurance against fire, extended coverage, theft or other casualties, workmen's compensation insurance covering the personnel, fidelity bonds for personnel, insurance against liability for defamation and claims of false arrest occurring on and about the Premises, plate glass insurance for glass exclusively serving the Premises; maintenance of sprinkler systems serving the building and the Premises; removal of snow, ice, trash and debris; regulation of traffic; costs and expenses of inspecting and depreciation of machinery and equipment used exclusively in the ordinary operation and maintenance of the Premises and personal property taxes and other charges incurred in connection with such equipment; costs and expenses of repair or replacement of paving, curbs, walkways, landscaping, drainage, pipes, ducts, conduits and similar items, and lighting facilities; costs and expenses of planting, replanting, replacing and watering flowers, shrubbery and planters, costs of providing energy to light the Premises and the maintenance and repair of such equipment; costs of water services, sewer service, trash removal, fire fees, taxes, road maintenance assessments, all other governmental assessments, and Lessor Operating Costs furnished by Lessor for the non-exclusive use of all lessees; parcel pick-up and delivery services; Foxcroft Condominium Office Building maintenance assessments and the administrative costs not to exceed fifteen percent (15%) of the total costs and expenses of operating and maintaining the Premises. Lessor Operating Costs do not include those repairs required to be made by Lessor at Lessor's expense in Section 14 of this Lease. In no case is it intended that operating costs includes replacement items required to be capitalized under the provisions of the Internal Revenue Code.

         5. UTILITIES: All utility systems and services of whatever type or nature serving the Lessee's Leased Premises shall be either separately metered, billed and paid for by the Lessee, or Lessee's proportionate share thereof shall be billed by Lessor or the Condominium Association and paid by Lessee. The Lessee shall at Lessee's expense provide the following services to or for the Leased Premises: heating and air conditioning (during those respective seasons of the year in which they are necessary) for the comfortable use and occupancy of the Leased Premises, electricity, sewer and water suitable for the permitted use of the Leased Premises, and reasonable trash removal services. Lessee shall provide all telephone services and pay directly all charges and assessments.

         6. INSURANCE:

            (a) Neither Lessor or Lessee shall do or permit to be done any act or thing in or upon the Leased Premises or the Building which will invalidate or be in conflict with the Certificate of Occupancy, the Rules and Regulations of the West Virginia State Fire Marshall's Office or any form of fire, boiler, sprinkler, water damage or other form of fire, boiler, sprinkler, water damage or other insurance policies covering the Building and/or the fixtures, equipment and property therein, with extended coverage, which is carried by the Building Condominium Association.

            (b) If, because of anything done, caused, or permitted to be done, permitted or omitted by Lessee, the rate of liability, fire, boiler, sprinkler, water damage or other insurance (with all extended coverage) on the Building or on the property and equipment of the Lessor, the Building Condominium Association or by any other lessee or sublessee in the Building shall be higher than it otherwise would be, Lessee shall reimburse the Lessor, Building Condominium Association and other lessees and sublessees in the Building for the additional insurance premiums. If, because of anything done, caused, or permitted to be done, permitted or omitted by the Lessor, the rate of liability or other insurance on the property and equipment of Lessee shall be higher than it otherwise would be, Lessor shall reimburse Lessee for the additional insurance premiums.

            (c) The Lessee at the Lessee's own cost and expense shall maintain insurance protecting and insuring the Lessor, Lessee and the Building Condominium Association against any and all claims for injury or damage to persons or property or for the loss of life or of other property occurring upon, in or about the Leased Premises, and the public portions of the Building used by the Lessee, its employees, agents, contractors, customers and invitees; such insurance to afford minimum protection during the term of this lease of not less than One Million Dollars ($1,000,000.00) in respect to bodily injury or death or property damage in respect of any one occurrence or accident.

            (d) The Lessee at the Lessee's own cost and expense shall maintain fire and extended coverage insurance protecting the Lessor and Lessee of and from any loss for damages to the additions or alterations to the Leased Premises which are not covered by the Building Condominium Association property insurance in an amount equal to the full replacement value of such property and insuring and protecting the Lessor and Lessee for any against any loss assessment provided for in the Condominium Declaration, By-laws, and Rules and Regulations. Lessee will pay its proportionate share of fire and extended coverage insurance carried on the Building by the Condominium Association.

         7. LESSOR INSPECTION:

         At all times during the term of this lease, the Lessor shall have the right, by itself, its heirs, agents, and employees to enter into and upon the Leased Premises during reasonable business hours for the purpose of examining and inspecting the same and determining whether the Lessee has complied with its obligations hereunder with respect to the care and maintenance of the Leased Premises and the repair or rebuilding of the improvements thereon when necessary.

         8. SUBLETTING AND ASSIGNMENT:

         Lessee may not sublet all or any part of the Leased Premises or may not assign this Lease without Lessor's prior written consent, which consent will not be unreasonably withheld or delayed, provided, however, that the Lessee shall not be relieved from its obligations under this Lease by such subletting or assignment unless relieved by Lessor in writing.

         9. CASUALTY AND OTHER LOSS: In the case of fire or other casualty which is not caused by the willful acts or negligence of the Lessee its agents, employees, or licensees which renders the Leased Premises unfit for occupancy or its intended use, the same shall be repaired, restored and rebuilt by the Lessor as speedily (except as the Lessor's decision to rebuild may be limited and inhibited in the Condominium Declaration, By-Laws and Rules and Regulations) as may be reasonably possible and at the expense of the Lessor. If such repairs are not made within ninety (90) days, Lessee shall have the right to terminate this lease. It is understood, covenanted, and agreed that the rent and other payments by the Lessee, if any, shall cease for such period as the Leased Premises shall be wholly untenantable. If the Lessor repairs, restores, or rebuilds the Leased Premises within ninety (90) days from the date of any damage, this lease shall continue, but in the event said Lessor fails to repair, restore, or rebuild the same with reasonable dispatch, the Lessee may terminate this lease. It is understood, covenanted and agreed that since it is the Lessor's responsibility to repair and restore such casualty losses, that all insurance proceeds covering such casualty losses, including any proceeds which would be allocated to any improvements and betterments made by the Lessee, shall be payable to and shall be the property of the Lessor. In the event insurance proceeds covering such casualty losses exceed the actual cost of repairs, then, in that event, Lessee shall receive a pro rata share of any excess proceeds received over the cost of repairs to any only to the extent that any such excess should be allocated to any improvements and betterments made by the Lessee.

         10. INTERRUPTION OF SERVICES:

         The Lessor shall not be responsible for the temporary or other failure of water, sewer, electrical current, gas or any other utility failure of any type or nature from any cause whatsoever.

         11. SUBORDINATION AND ATTORNMENT:

         Lessee shall, upon the request of Lessor, in writing, subordinate this lease and the lien hereof from time to time to the lien of any present or future first mortgage to a bank, credit union, insurance company or similar financial institution, or pension fund operated by an education institution, labor union or other employees organization, irrespective of the time of execution or time of recording of such mortgage or mortgages, provided the holder of such mortgage shall enter into an agreement with Lessee, in recordable form, that in the event of foreclosure or other right asserted under the mortgage by the holder or any assignee thereof, this lease and the rights of Lessee hereunder shall continue in full force and effect and shall not be terminated or disturbed except in accordance with the provisions of this lease. Lessee shall, if requested by the holder of any such mortgage, be a party to said agreement, and shall agree in substance that if the mortgagee or any persons claiming under such mortgage shall succeed to the interest of Lessor in this lease, Lessee shall recognize such mortgagee or person as its landlord under the terms of this lease. Lessee agrees that Lessee shall, upon the request of Lessor, execute, acknowledge and deliver any and all instruments necessary to effectuate, or to give notice of, such subordination. The word "mortgage" as used herein includes mortgages, deeds of trust and similar instruments and modifications, consolidations, extensions, renewals, replacements, or substitutes therefore.

         12. QUIET ENJOYMENT:

         The Lessor agrees that the Lessee shall have the quiet enjoyment and possession of the Leased Premises.

         13. GENERAL MAINTENANCE:

         The Lessee shall, at its expense, maintain all interior portions of the Leased Premises in a clean and generally orderly condition, and shall upon the termination of this lease deliver up the Leased Premises in the same condition as they exist upon the date of completion of Lessee's initial tenant improvements and occupancy by Lessee, normal wear and tear excepted. Lessee shall also and at Lessee's expense provide regular interior janitorial and other cleaning services. Lessor may remedy any default by Lessee in complying with this covenant and expend all necessary sums therefor at Lessee's expense. All sums so expended shall be payable by Lessee to Lessor as additional rent. Lessor shall maintain all exterior portions of the Leased Premises and adjoining lawns, driveways, parking areas, sidewalks and other areas in a clean, mowed, trimmed and generally orderly condition, free of dirt, rubbish, snow, ice and other obstructions.

         14. REPAIRS: Lessor shall, at Lessor's own expense, maintain and keep the foundation, exterior walls, paving and roof of all improvements on the Leased Premises in a good and tenantable state of repair and shall make such repairs and alterations as may be necessary on account of structural defects. Lessor shall, at Lessor's own expense, repair or replace any defective equipment connected with the heating, air conditioning, plumbing, or electrical installation during the entire term of this Lease Agreement. Except as provided in this Lease Agreement, Lessor shall not be required to make any replacements or repairs to the Leased Premises necessitated by any depreciation or wear and tear caused by the operation of Lessee's business on such Leased Premises. Lessee shall, at Lessee's own expense, make all other necessary interior repairs and replacements to the Leased Premises, as and when necessary, including normal and routine maintenance on plumbing or electrical installations. Lessor shall provide normal and routine maintenance on the heating and air conditioning systems. It is mutually agreed that the above provisions do not include repairs or alterations made necessary by willful damage or negligence by the other party to this Lease, its employees, servants or agents. If Lessee defaults in making such repairs or replacements, Lessor may make them for Lessee's account and all expenses thereof shall constitute and be collectible as additional rent.

         15. USE AND OCCUPANCY: The Leased Premises shall be used and occupied only for general banking operations including teller and banking office purposes or general office use subject to the consent of the Lessor, which consent shall not be unreasonably delayed or withheld. No noxious or dangerous trade or business shall be permitted upon the Leased Premises. Lessor covenants and agrees that while this Lease Agreement is in full force and effect, Lessor will not sell or lease any other portion of the Building owned by the Lessor to any other lessee for banking purposes provided, however, this shall not prohibit the Lessor from leasing or selling for limited backroom banking operations, and does not include, exclude or prohibit the present BB&T ATM site.

         16. ADVERSE USE: The Lessee shall not suffer or permit the Leased Premises or any part thereof to be used in any manner, or anything to be done therein, or suffer or permit anything to be brought into or kept in the Leased Premises which would in any way (1) violate any law or requirement of public authorities, (ii) cause structural injury to the building or any part thereof,
(iii) interfere with the normal operations of the heating, air-conditioning, ventilating, plumbing or other mechanical or electrical systems of the building,
(iv) constitute a public or private nuisance, (v) alter the appearance of the exterior of the building or any portion of the interior thereof other than the interior of the Leased Premises.

         17. FLOOR LOAD; NOISE: The Lessee shall not place a load upon any floor of the Leased Premises for any purpose, including the installation of a vault, which exceeds the load per square foot which such floor is designated to carry and which is then allowed by law. All business machines and equipment and all other mechanical equipment installed and used by the Lessee in the Leased Premises shall be properly shielded and be so placed, equipped, installed, and maintained by the Lessee at Lessee's own cost and expense in settings of cork, rubber or spring type vibration-eliminators or in such other manner as Lessor may reasonably direct so as to be sufficient to eliminate the transmission of noise, vibration or electrical or other interference from the Leased Premises to any other area of the building. Lessor agrees that this provision shall also be made applicable to any other tenants of the building.

         18. COMPLIANCE WITH LAWS:

             (a) Lessee shall, at its expense, comply with all laws, orders, ordinances and regulations of federal, state, county and municipal authorities and with any direction made pursuant to the law of any public officer or officers which shall, with respect to the occupancy, use or manner of use of the Leased Premises or to any abatement of nuisance caused by the Lessee, impose any violation, order, or duty upon the Lessor or Lessee arising from Lessee's occupancy, use, or manner of use of the Leased Premises or any installations made therein by or at Lessee's request or required by reason of breach of any of Lessee's covenants or agreements hereunder.

             (b) Except as provided above, Lessor shall, at its expense, comply with or cause to be complied with, all federal, state, county and municipal laws, orders, ordinances, and regulations and any direction made pursuant to law of any public officer or officers which shall, with respect to the public portions of the Property, or which affect Lessee's access to the Leased Premises, impose any violation, order or duty upon Lessor or Lessee and with respect to which Lessee is not obligated by Paragraph 18(a) to comply. Lessor may at its expense contest the validity of any such law, ordinance, rule, order or regulation.

             (c) The parties acknowledge that certain federal, state and local laws, regulations and guidelines are now in effect, and that additional laws, regulations and guidelines may hereafter be enacted, relating to or affecting the Leased Premises, the Building, and the larger parcel of land of which both are a part, concerning the impact on the environment of construction, land use, the maintenance and operation of structures and the conduct of business. Lessor and Lessee covenant each with the other that they shall not cause or permit to occur:

                 (i) Any violation of any federal, state or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under or about the Property, or arising from Lessee's use or occupancy of the Property, including but not limited to, soil and ground water conditions; or

                 (ii) The use, generation, release, manufacture, refining, production, processing, storage or disposal of any hazardous substance on, under or about the Property, or the transportation to or from the Property of any hazardous substance.

                 (iii) The use, generation, release, manufacture, refining, production, processing, storage or disposal of any inflammable, combustible or explosive fluids, materials, chemicals or other substances except the storage and use of normal and reasonable cleaning supplies and building materials.

             (d) The Lessor certifies that the Leased Premises, fixtures and appurtenances, excluding fixtures and appurtenances installed by the Lessee, conform to all applicable governmental laws, orders, regulations and requirements.

             (e) Lessor represents and warrants that to the best of its knowledge, information and belief, there have been no spills or discharges of hazardous waste or hazardous substances at the Property or the Leased Premises, or that all such spills and discharges have been properly cleaned up in accordance with law. If, at any time during the term of this Lease or any renewal or extension thereof, there comes into existence any laws, ordinances, rules, regulations, decisions or orders of any federal, state, county, municipal or other governmental authorities or courts, which would materially interfere with, restrict, prohibit or adversely affect Lessee's occupancy, use or enjoyment of the Leased Premises for the purposes of conducting Lessee's business, including the operations of a parking facility for company vehicles and/or the personal cares of the Lessee's employees, the Lessee shall be allowed an equitable rent abatement or, at Lessee's option, the right to cancel this Lease.

             (f) Any violation of this covenant shall be an event of default under this Lease by the party committing the violation. Lessee shall have no claim against Lessor by reason of any changes Lessor may make in the Building on the properties in which the Leased Premises are located under such laws, regulations or guidelines which are required by such.

         19. SIGNAGE: Lessee shall be entitled to Lessee's proportionate share of listing spaces on a directory to be maintained by the Condominium Association in the lobby of the Building for the listing of names of Lessee and employees of Lessee designated by it. Lessor shall work with Lessee in attempting to obtain such consents as may be required to entitle Lessee to place other signage at the entry door of the Leased Premises and a new exterior sign on the facade of the Building to identify Lessee's office location, such signage to be of such dimensions and designs as may be mutually agreed between Lessor and Lessee; and to secure approval for Lessee's proportionate share of listing space on a new outside sign. Otherwise Lessee shall not display, erect, place or affix any lettering, signs, or any other like advertising on the windows, doors, interior walls, exterior walls, lawns or elsewhere on the Leased Premises without the prior written consent of the Lessor. Initial signage is described in the plans and specifications. In the event Lessor and Lessee are unable to mutually agree upon the signage dimensions and designs and/or are unable to procure any required consents to such signage, Lessee shall have the right within thirty
(30) days of the date of this Lease to terminate the Lease.

         20. GARBAGE AND TRASH COLLECTION: All garbage and trash shall be placed for collection in sealed containers at such location and in such manner and at such time as shall be required by the Condominium Declaration, By-Laws and Rules and Regulations.

         21. LESSOR'S LIABILITY: The Lessor shall not be responsible for any loss by fire or other casualty to any fixtures, contents, supplies or other personal property of the Lessee during the term of this lease, or for any loss occasioned by business interruption, or any loss occasioned or caused by an interruption, suspension or curtailment of any services, and it shall be the sole responsibility of the Lessee to cover any such losses by carrying such personal property insurance, building insurance, or business interruption insurance as shall be desired by Lessee. The Lessor shall not be liable to the Lessee or to any other person for any loss or damage suffered during the lease on account of any defective condition or depreciation of the Leased Premises or any building, structure, or equipment upon the Leased Premises and the Lessee assumes all risks to persons or property, and covenants and agrees to indemnify, save and hold the Lessor free, clear and harmless from any loss or obligation from or by reason of the aforesaid, including attorney fees incurred for defending any claims. These provisions apply unless there is willful neglect on the part of the Lessor to fulfill Lessor's covenants herein.

         22. FOXCROFT CONDOMINIUM OFFICE BUILDING: The Lessee hereby acknowledges that the Leased Premises and the Building are a portion of a condominium building and acknowledges and agrees to be bound by all of the terms, conditions, restrictions, and covenants contained in the statutes of the State of West Virginia and in the instruments relating to the Leased Premises known as Foxcroft Condominium Office Building, a condominium created pursuant to the West Virginia Uniform Condominium Act, Chapter 36b of the West Virginia Code and which instruments further include the Condominium Declaration, the Declaration Plan, the By-Laws and the Rules and Regulations as duly adopted or amended from time to time pursuant to such statute relating to the Foxcroft Condominium Office Building. Except for condominium assessments assessed by the Condominium Association for maintenance and capital improvements which have been occasioned by the negligence or willful acts of the Lessee, its agent, employees, or licensees, the Lessor covenants and agrees to pay all condominium assessments levied against the Leased Premises including that portion of the common and limited common property allocated to the Leased Premises and the Lessee covenants and agrees to pay all condominium assessments assessed by the Condominium Association for capital and maintenance improvements which have been occasioned by the negligence or willful acts of the Lessee, its agent, employees or licensees. In addition, Lessee shall pay to Lessor Lessee's proportionate share of all other Condominium annual and special assessments. The Lessee further acknowledges that the Leased Premises is located within an expandable or flexible condominium building; that certain easements, encroachments and reservations for purposes of permitting the expansion of the condominium building have been reserved and excepted; that in the event the condominium building is expanded that certain construction both to the building and common elements will be permitted and the use of the common elements increases; that expansion of the condominium building in accordance with and pursuant to the easements, encroachments and reservations set forth in the appurtenant related documents shall and will not terminate this lease, and that Lessee covenants and agrees to be bound by all of the terms, conditions, restrictions, covenants, easements, encroachments and reservations contained in that statutes of the State of West Virginia and the instruments relating to the Leased Premises known as Foxcroft Condominium Office Building, which instruments include the Declaration, the By-Laws and the Rules and Regulations as duly adopted or amended from time to time pursuant to such documents, which relate to and permit expansion of the condominium building. The parties hereto further covenant and agree that this lease agreement is subject to the condominium instruments relating to the Foxcroft Condominium Office Building and that in the event of a conflict between the terms and conditions herein and the terms and conditions set forth in the West Virginia Uniform Condominium Act, the Declaration, the Declaration Plan, the By-Laws and the Rules and Regulations as duly adopted and amended from time to time pursuant to such statute, the Uniform Condominium Statute, the Declaration, the Declaration Plan, the By-Laws and the Rules and Regulations shall control.

         23. PUBLIC AREAS: The Lessor shall have the right at any time in expanding the Condominium Office Building and without thereby creating an actual or constructive eviction or incurring any liability to Lessee therefor, and without abatement in rent, to change the arrangement or location of entrances, passage ways, doors, doorways, corridors, stairs, toilets and other like portions of the Building and to change the elevators servicing the Leased Premises, but such changes shall be designed to avoid any material obstruction or reduction in Lessee's access to the Leased Premises and other appurtenances.

         Lessor agrees that at all times during the term of this lease and any renewal thereof, there shall be paved parking spaces adjacent to the Building which are dedicated for use by lessees of the Building and their visitors. There shall not be less than one (1) space for every two hundred (200) square feet of office space and Lessee and its visitors shall not during normal business hours have the right to occupy more than its pro rata share of such space. Lessor shall cause other Lessees to agree to the same limitations on parking space.

         24. ACCESS: The Lessee shall permit the Lessor and/or the Foxcroft Office Building Condominium Association to erect, use and maintain pipes, ducts and conduits in and through the Leased Premises, which shall be, to the extent possible, concealed, but which shall not interfere with Lessee's use and enjoyment of the Leased Premises nor detract from the aesthetic value of the same. The Lessor, and/or the Foxcroft Office Building Condominium Association, their agents and designees shall have the right to enter the Leased Premises for the purpose of making such repairs or alterations as Lessor and/or

Foxcroft Condominium Office Building Association shall desire or shall be required to make or shall have the right to make, but the same shall be accomplished so as to not unreasonably interfere with Lessee's activities.

         25. OBSTRUCTIONS: Neither Lessor nor Lessee shall store or place any materials of whatsoever kind or nature or any obstructions in the lobby, passage way, stairs, on the sidewalks, parking or plaza abutting the Building or in any public portion of the Building.

         26. INDEMNIFICATION: Except if and to the extent that such party is released from liability to the other party as set forth herein:

         (a) The Lessor (1) shall be responsible for, and shall indemnify and hold harmless the Lessee against and from any and all liability arising out of, any injury to or death of any person or damage to any property, occurring anywhere upon the Leased Premises, if, only if and to the extent that such injury, death or damage is caused primarily by the negligent or intentionally tortious act or omission of the Lessor or its agents, officers or employees, but
(2) shall not be responsible for any liability for any such injury, death or damage occurring anywhere upon the Leased Premises, (i) by reason of the Lessee's occupancy or the use of the Premises or any other portion of the Property, or (ii) because of fire, windstorm, act of God or other cause unless proximately caused by such negligent or intentionally tortious act or omission of the Lessor, as aforesaid; and

         (b) excluding those situations in which the Lessor is obligated to indemnify and hold harmless the Lessee under the provisions of subparagraph (a), the Lessee shall be responsible for, and shall defend, indemnify and hold harmless the Lessor against and from, any and all liability or claim of liability arising out of (1) the use, occupancy, conduct, operation or management of the Leased Premises and public portions of the Building and appurtenant grounds by the Lessee or any of its agents, contractors, servants, employees, sublessees, licensees or invitees during the term of this Lease, or
(2) any work or thing whatsoever done or not done on the Leased Premises and public portions of the Building and appurtenant grounds by the Lessee or any of its agents, contractors, servants, employees, sublessees, licensees or invitees during the term of this Lease, or (3) any breach or default by the Lessee in performing any of its obligations under the provisions of this Lease or applicable law, or (4) any negligent, intentionally tortious or other act or omission of the Lessee or any of its agents, contractors, servants, employees, sublessees, licensees or invitees during the term of this Lease, or (5) any injury to or death of any person or damage to any property occurring on the Leased Premises during the term of this Lease.

         27. CONDEMNATION:

         (a) If any or all of the Leased Premises are taken by the exercise of any power of eminent domain or are conveyed to or at the direction of any governmental entity under a threat of any such taking (each of which is hereinafter referred to as a "Condemnation"), the Lessor shall be entitled to collect from the condemning authority thereunder the entire amount of any award made in any such proceeding or as consideration for such conveyance, without deduction therefrom for any leasehold or other estate or right held by the Lessee under this Lease.

         (b) The Lessee hereby (i) assigns to the Lessor all of the Lessee's right, title and interest, if any, in and to any such award; (ii) waives any right which it may otherwise have in connection with such Condemnation, against the Lessor or such condemning authority, to any payment for (1) the value of the then-unexpired portion of the term, (2) any damage to or diminution of the value of the Lessee's leasehold interest hereunder or any portion of the Leased Premises not covered by such Condemnation; and (iii) agrees to execute any and all further documents which may be required to facilitate the Lessor's collection of any and all such awards.

         (c) Subject to the operation and effect of the foregoing provisions of this Section, the Lessee may seek, in a separate proceeding, a separate award on account of any damages or costs incurred by the

Lessee as a result of any Condemnation of any or all of the Leased Premises, so long as such separate award in no way diminishes any award or payment which the Lessor would otherwise receive as a result of such condemnation.

         (d) If (i) all of the Leased Premises are taken by a Condemnation, or
(ii) any part of the Leased Premises is taken by a Condemnation and the remainder thereof is insufficient for the reasonable operation therein of the Lessee's business, or (iii) any of the building is taken by a Condemnation and, in the Lessor's reasonable opinion, it would be impractical to restore the remainder thereof, or (iv) any of the rest of the Property is taken by a Condemnation and, in the Lessor's reasonable opinion, it would be impractical to continue to operate the remainder of the property thereafter, then, in any such event, the lease shall terminate on the date on which possession of so much of the Leased Premises, the building or the rest of the property, as the case may be, as is taken by such Condemnation is taken by the condemning authority thereunder, and all Rent (including, by way of example rather than of limitation, any Additional Rent payable under the provisions of Section 4), taxes and other charges payable hereunder shall be apportioned and paid to such date.

         (e) If there is a Condemnation and the lease does not terminate pursuant to the foregoing provisions of this subsection, the operation and effect of this lease shall be unaffected by such Condemnation, except that the base rent and any additional rent payable under the provisions of Sections 3 and 4 shall be reduced in proportion to the square footage of floor area, if any, of the Leased Premises taken by such Condemnation.

         (f) If there is a Condemnation, the Lessor shall have no liability to the Lessee on account of any (i) interruption of the Lessee's business upon the Leased Premises, (ii) diminution in the Lessee's ability to use the Leased Premises, or (iii) other injury or damage sustained by the Lessee as a result of such Condemnation.

         (g) Except for any separate proceedings brought by the Lessee under the provisions of subsection (c), the Lessor shall be entitled to conduct any such Condemnation proceeding and any settlement.

         28. DEFAULT:

         (a) In the event that Lessee (i) fails to pay all or any portion of the base rent, additional rent or any other sum due from Lessee hereunder when due;
(ii) fails to cease all conduct prohibited hereby immediately upon receipt of written notice from Lessor; (iii) fails to take actions in accordance with the provisions of written notice from Lessor to remedy Lessee's failure to perform any of the terms, covenants, and conditions hereof; (iv) vacates or deserts the Leased Premises; (v) commits an act in violation of this Lease which Lessor has previously notified Lessee to cease more than once in any year; (vi) becomes bankrupt, insolvent or files any debtor proceeding, takes or has taken against Lessee any petition of bankruptcy; takes action or has action taken against Lessee for the appointment of a receiver for all or a portion of Lessee's assets; files a petition for a corporate reorganization; makes an assignment for the benefit of creditors, or if in any other manner Lessee's interest hereunder shall pass to another by operation of law (any or all of the occurrences in this said Section 28 (vi) shall be deemed a default on account of bankruptcy for the purposes hereof and such default on account of bankruptcy shall apply to and include any Guarantor of this Lease; (vii) commits waste to the Leased Premises or the Building and appurtenant grounds; or (viii) is otherwise in breach of Lessee's obligations hereunder then the Lessee shall be in default hereunder, and if such default, being for other than the non-payment of rent, additional rent or cash payments, shall continue for a period of twenty (20) days after written notice from the Lessor calling attention to such default and specifying the nature of the default claimed, unless such default shall be of such nature that it cannot be completely cleared within such twenty (20) day period, and Lessee within said twenty (20) day period has commenced to cure such default and has thereafter continued curing such default with reasonable diligence, or if such default shall be for non-payment of rent, additional rent or cash payments to be made by Lessee, if any, and the same shall not be cured within ten

(10) days after written notice from the Lessor of notice of such non-payment, Lessor may, at its option and without notice to the Lessee, terminate Lessee's right to possession of the Leased Premises and without terminating this lease re-enter and resume possession of the Leased Premises and/or declare this lease terminated, and may thereupon, in either event, remove all persons and property from the Leased Premises, with or without resorts to process of any court, either by force or otherwise. Notwithstanding such reentry by Lessor, Lessee hereby indemnifies and holds Lessor harmless from any and all loss or damage which Lessee may incur by reason of the termination of this lease and/or Lessee's right to possession hereunder. In no event shall Lessee's termination of this lease and/or Lessee's right to possession of the Leased Premises abrogate Lessee's agreement to pay rent and any other charges due hereunder for the full term hereof. Following reentry of the Leased Premises by Lessor, Lessee shall continue to pay all such rent and any other charges as same become due under the terms of this lease, together with all other expenses incurred by Lessor in regaining possession until such time, if any, as Lessor relets same and the Leased Premises are occupied by such successor, it being understood that the Lessor shall have no obligations to mitigate Lessee's damages by reletting the Leased Premises. Upon reletting, sums received from such new lessee by Lessor shall be applied first to payment of costs incident to reletting; any excess shall then be applied to any indebtedness to Lessor from Lessee other than for base rent and additional rent; and any excess shall then be applied to the payment of the base rent and additional rent due and unpaid. The balance, if any, between all amounts to be received hereunder and the sums received by the Lessor on reletting shall be paid by Lessee to Lessor in full at such times as may be specified in a notice from Lessor to Lessee. Lessee shall have no right to any proceeds of reletting that remain following the application of the same in the manner set forth herein. In addition to Lessor's rights and remedies as specified above, Lessor shall, in the event of Lessee's default, also have the right to accelerate the rent for the balance of the lease term and, upon Lessor's election, the same shall be immediately due and payable by Lessee to Lessor.

         (b) The various rights and remedies herein granted to Lessor pursuant to this Lease shall be cumulative and in addition to any others Lessor may be entitled by law or in equity, and the exercise of one or more rights or remedies shall not impair Lessor's right to exercise any other right or remedy. In all events, Lessor shall have the right upon notice to Lessee to cure any breach by Lessee at Lessee's sole cost and expense, and Lessee shall reimburse Lessor for such expense upon demand.

         (c) If Lessor shall not be permitted to terminate this lease as hereinabove provided because of the provisions of Title 11 of the United States Code relating to Bankruptcy, as amended ("Bankruptcy Code"), then Lessee, as a debtor in possession or any trustee for Lessee agrees promptly, within no more than fifteen (15) days following request by the Lessor to the Bankruptcy Court, to assume or reject this lease, and Lessee on behalf of itself and any trustee agrees not to seek or request any extension or adjournment of any application to assume or reject this lease by Lessor with such Court. In such event, Lessee or any trustee for the Lessee may only assume this lease if (i) it cures or provides adequate assurance that the trustee will promptly cure any default hereunder, (ii) it will promptly compensate Lessor for any actual pecuniary loss to Lessor resulting from Lessee's defaults, and (iii) it provides adequate assurance of performance during the fully stated term hereof of all the terms, covenants, and provision of this lease to be performed by Lessee. In no event after the assumption of this lease shall any then existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth herein. Adequate assurance of performance of this lease as set forth hereinabove shall include without limitation, adequate assurance (i) of the source of rent reserved hereunder, (ii) the assumption of this lease will not breach any provisions hereunder. In the event of a filing of a petition under the Bankruptcy Code, Lessor shall have no obligation to provide Lessee with any services or utilities as herein required, unless Lessee shall have paid and be current in all payments of operating costs, utilities and other charges therefor.

         (d) Notwithstanding any other provisions contained in this lease, in the event the Lessee is closed or taken over by the banking authority of the State of West Virginia, or other bank supervisory authority, the Lessor may terminate the lease only with the concurrence of such banking authority or other bank supervisory authority, and any such authority shall, in any event, have the election to either continue or to terminate the leases as provided in West Virginia Code Chapter 31A, Article 7, Section 10.

         29. ESTOPPEL CERTIFICATE:

         The Lessee shall from time to time, within ten (10) days after being requested to do so by the Lessor or any Mortgagee, execute, enseal, acknowledge and deliver to the Lessor (or, at the Lessor's request, to any existing or prospective purchaser, transferee, assignee or Mortgagee of any or all of the property, any interest therein or any of the Lessor's rights under this lease) an instrument in recordable form,

         (a) Certifying (i) that this Lease is unmodified and in full force and effect (or, if there has been any modification thereof, that it is in full force and effect as so modified, stating therein the nature of such modification);
(ii) as to the dates to which the base rent and any additional rent and other charges arising hereunder have been paid; (iii) as to the amount of any prepaid rent or any credit due to the Lessee hereunder; (iv) that the Lessee has accepted possession of the Leased Premises and the date on which the lease commenced; (v) as to whether, to the best knowledge, information and belief of the signer of such certificate, the Lessor or the Lessee is then in default in performing any of its obligations hereunder (and, if so, specifying the nature of each such default); and (vi) as to any other fact or condition reasonably requested by the Lessor or such other addressee; and

         (b) Acknowledging and agreeing that any statement contained in such certificate may be relied upon by the Lessor and any such other addressee.

         30. NOTICE: Any notice, demand, consent, approval, request or other communication or document to be provided hereunder to a party hereto shall be
(a) given in writing, and (b) be deemed to have been given (i) forty-eight (48) hours after being sent as certified or registered mail in the United States mails, postage prepaid, return receipt requested, addressed, if intended for Lessor, to Lessor's Notice Address, and if to Lessee, to Lessee's Notice Address, or to such other address in the United Sates of America as such party may designate from time to time by notice to the other, or (ii) (if such party's receipt thereof is acknowledged in writing) upon its hand or other delivery to such party.

             Lessor's Notice Address:
             Van Wyk Enterprises, Inc.
             Suite 300
             300 Foxcroft Avenue
             Martinsburg, West Virginia 25401

             Lessee's Notice Address:

             Centra Financial Holdings, Inc.
             c/o Douglas L. Leech
             990 Elmer Prince Drive
             Morgantown, West Virginia 26505

         31. ADDITIONAL SPACE. If at any time after the date of this Lease and during the term of this Lease or any renewal thereof, Lessor has any space in the Building other than the Leased Premises available for lease, Lessor hereby agrees to advise Lessee and afford Lessee the opportunity to lease the same. Lessor and Lessee agree that Lessor's notice to Lessee of space available shall be informal and occasional without any duty upon Lessor to notify Lessee of space availability prior to each and every letting of space by Lessor and that Lessee shall, within three (3) days after receiving notice from Lessor of space availability, notify Lessor if Lessee wishes to lease any space offered by Lessor upon the terms and conditions offered by Lessor. Further, upon the natural termination of the BB&T lease for the present

ATM site, Lessee shall be afforded the first opportunity to lease the ATM site upon the terms and conditions offered by Lessor.

         32. MISCELLANEOUS:

         (a) The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to nullify such term, covenant or condition or to waive any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this lease, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of a preceding breach at the time of such acceptance of rent. No covenant, term or condition of this lease shall be deemed to have been waived by Lessor, unless such waiver be in writing by Lessor.

         (b) No payment by Lessee or receipt by Lessor of a lesser amount than the rent paid as herein stipulated shall be deemed to be other than on account of the earliest payment due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and the Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy in this lease provided.

         (c) This lease, including the exhibits attached hereto and made a part hereof, sets forth all the covenants, promises, agreements, conditions and understandings between Lessor and Lessee concerning the Leased Premises, and there are no covenants, promises, agreements, conditions or understandings, either oral or written between them other than as set forth herein. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon the Lessor or Lessee unless reduced to writing and signed by them. Lessor and Lessee agree that the fact either one of them may have drafted this lease or any portion thereof shall not be used to construct such provisions against its author.

         (d) In the event the Lessor is delayed, hindered in or prevented from doing or performing any act or thing required hereunder by reason of strikes, lock-outs, casualties, acts of God, labor troubles, inability to procure materials, financing, failure of power, governmental laws or regulations, riots, insurrection, war, weather or other causes beyond the reasonable control of Lessor, then Lessor shall not be in default and the Lessor shall not be liable or responsible for any such delays and the doing or performing of such act or thing shall be excused for the period of the delay and the period for the performance by Lessor of any such act shall be extended for a period equivalent to the period of such delay.

         (e) The captions, section numbers, article numbers, and index appearing in this lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such section or articles of this lease nor in any way affect this lease.

         (f) If any term, covenant or condition of this lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this lease shall be valid and enforced to the fullest extent permitted by law.

         (g) Lessee agrees not to record this lease, However, Lessee and Lessor, upon request of either, agree to execute and deliver a memorandum or so-called "short form" of this lease in recordable form for the purpose of recordation at the Lessee's expense. Said memorandum or short form of this lease shall describe only the parties, the property and the lease term and shall incorporate this lease by reference.

         (h) The laws of the State in which the property is located govern the validity, performance and enforcement of this lease. Lessor and Lessee hereby agree that a usufructuary interest shall be created by virtue of this agreement and that no estate in land capable of being transferred by Lessee has been granted to Lessee under this lease.

         (i) Time is of the essence in this agreement

         (j) Except as otherwise provided herein, this lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this lease under their respective hands and seals as of the day and year first above written.

                              LESSOR:  VAN WYK ENTERPRISES, INC.,
                              a West Virginia corporation


                              By
                                 --------------------------------
                                 Bruce M. Van Wyk, President


                              LESSEE:  CENTRA BANK, INC.,
                              a West Virginia corporation


                              By:
                                 --------------------------------
                                  Henry M. Kayes, Jr., Vice President and COO

STATE OF WEST VIRGINIA,
COUNTY OF BERKELEY, TO-WIT:

                  I, , a notary public of said county, do certify that BRUCE M. VAN WYK, the President of VAN WYK ENTERPRISES, INC., a West Virginia corporation, who signed the writing hereto annexed, bearing date as of the ____ day of September, 2001, has this day in my said county, before me, acknowledged the same to be the act and deed of said corporation.

                  Given under my hand this            day of          , 2001.
                                           ----------        ---------
                  My commission expires:                                       .
                                          ------------------------------------

                                                     Notary Public

(NOTARIAL SEAL)

STATE OF WEST VIRGINIA,
COUNTY OF BERKELEY, TO-WIT:

         I, ________________________________, a notary public of said county, do certify that HENRY M. KAYES, JR., the Vice President and COO of CENTRA BANK, INC., a West Virginia corporation, who signed the writing hereto annexed, bearing date as of the ____ day of September, 2001, has this day in my said county, before me, acknowledged the same to be the act and deed of said corporation.

                  Given under my hand this             day of            , 2001.
                                           -----------        -----------

                  My commission expires:                                       .
                                          -------------------------------------

                                  Notary Public

(NOTARIAL SEAL)